Exhibit 10.14

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of November 9, 2018 (this “Agreement”), is entered into among Phillips Edison Grocery Center Operating Partnership III, L.P., a Delaware limited partnership (the “Borrower”), Phillips Edison Grocery Center REIT III Inc., a Maryland corporation (the “Parent Entity”), the other Guarantors party hereto, the Lenders party hereto and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

A.    The Borrower, the Parent Entity, the other Guarantors party thereto, the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of March 30, 2017 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”).

B.    The Borrower has requested that the Credit Agreement be amended as set forth below.

C.    The parties hereto have agreed to amend the Credit Agreement as set forth herein.
D.    In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.    Amendments. The Credit Agreement is hereby amended as follows:

(a)The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“2018 JV Contribution” means the sale by the Borrower of 100% of its ownership interests in the properties currently owned by Rolling Meadows Station LLC, Rolling Meadows Station II LLC, St. Cloud Station LLC and Albertville Station LLC to a to-be-formed joint venture between the Borrower and Northwestern Mutual, of which the Borrower will own 10% and Northwestern Mutual will own 90%.
“First Amendment Effective Date” means November 9, 2018.
(b)    The last sentence of the definition of “Consolidated EBITDA” is amended by replacing “Closing Date” with “First Amendment Effective Date”.
(c)    The definition of “FFO Percentage” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“FFO Percentage” means, (a) for June 30, 2020 and September 30, 2020, 125%, (b) for December 31, 2020 and March 31, 2021, 110% and (c) as of the last day of each fiscal quarter thereafter, 95%.

(d)    Clause (a) of the definition of “Material Acquisition” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“(a) when the Consolidated Group has a Total Asset Value of less than $1,000,000,000, a simultaneous acquisition of assets with a purchase price equal to at least $80,000,000 and”
(e)    In the definition of “Secured Borrowing Base” in Section 1.01 of the Credit Agreement, (i) the reference to “65%” in clause (a) is hereby replaced with a reference to “60%”, and (ii) in clause (b), subclauses (x) and (y) are hereby amended in their entirety to read as follows:
“(x) June 30, 2019 or (y) the first date after giving effect to the 2018 JV Contribution when the Secured Borrowing Base consists of at least five (5) properties with an aggregate Borrowing Base Asset Value of at least $150,000,000.”

(f)    In Section 7.13(a)(C) of the Credit Agreement, clause (x) is hereby amended in its entirety to read as follows:

“(x) after giving effect to the 2018 JV Contribution, there are at least five (5) Borrowing Base Properties, and”

(g)    In Section 7.14 of the Credit Agreement, the following proviso is hereby added to the end of clause (c):

; provided that, the Borrower shall be permitted to consummate the 2018 JV Contribution on or about the First Amendment Effective Date, notwithstanding that only one Borrowing Base Property will remain after giving effect to such 2018 JV Contribution; and

(h)    Section 8.04 of the Credit Agreement is hereby amended to add the following new clause (g) immediately following clause (f):

and (g) the Borrower shall be permitted to consummate the 2018 JV Contribution.

(i)    Section 8.06(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

(a)    Commencing with the fiscal quarter ending June 30, 2020, permit the Dividend Payout Ratio, as of the last day of any fiscal quarter, to exceed the FFO Percentage.

(j)    Section 8.11(a)(i) is hereby amended in its entirety to read as follows:

Leverage Ratio. Permit the Leverage Ratio, as of the last day of any fiscal quarter of the Consolidated Group, to be greater than sixty percent (60%) (or, with respect to any fiscal quarter ending on or prior to June 30, 2019, if Total Indebtedness includes any Secured Indebtedness that was assumed by the Borrower at the time of acquiring real property assets, sixty-five percent (65%)).

(k)    Section 8.11(a)(ii) is hereby amended in its entirety to read as follows:

Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter of the Consolidated Group, beginning with the first full fiscal quarter after the Secured Borrowing Base consists of at least five (5) properties (after giving effect to the 2018 JV Contribution) to be less than 1.50 to 1.00.

(l)    The introductory clause of Section 8.11(a)(iii) is hereby amended to read as follows:

Commencing with the first full fiscal quarter after the Secured Borrowing Base consists of at least five (5) properties, after giving effect to the 2018 JV Contribution,

2.    Effectiveness; Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:
(a)    Receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrowers, the Guarantors and the Required Lenders; and
(b)    Receipt by the Administrative Agent, for the benefit of each Lender that executes this Agreement, of an amendment fee equal to $10,000 per executing Lender.
3.    Ratification of Credit Agreement. Each of the Loan Parties acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Loan Documents as amended hereby.

4.    Representations and Warranties. Each of the Loan Parties represents and warrants to the Lenders as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(b)    This Agreement has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally;

(c)    No material consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement;

(d)    The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of such Person’s Organization Documents or (ii) violate, contravene or conflict with any Laws applicable to such Person except, in the case referred to in this clause (ii), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(e)    After giving effect to this Agreement, the representations and warranties of the Borrower and each other Loan Party set forth in Article VI of the Credit Agreement and the other Loan Documents are true and correct in all material respects (unless already qualified by materiality or Material Adverse Effect, in which case they shall be true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless already qualified by materiality or Material Adverse Effect, in which case they shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement; and

(f)    After giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

5.    Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or .pdf shall be effective as an original.

6.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7.    Reference to and Effect on Credit Agreement. Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed. This Agreement shall be considered a Loan Document from and after the date hereof. The Loan Parties intend for the amendments to the Loan Documents set forth herein to evidence an amendment to the terms of the existing indebtedness of the Loan Parties to the Administrative Agent and the Lenders and do not intend for such amendments to constitute a novation in any manner whatsoever.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER: PHILLIPS EDISON GROCERY CENTER OPERATING PARTNERSHIP III, L.P.,
a Delaware limited partnership
By: /s/ John Caulfield
Name: John Caulfield
Title: Vice President

PARENT ENTITY: PHILLIPS EDISON GROCERY CENTER REIT III INC.,
a Maryland corporation

By: /s/ John Caulfield
Name: John Caulfield
Title: Vice President:

SUBSIDIARY GUARANTORS: SUDBURY CROSSING STATION LLC,
a Delaware limited liability company

By: /s/ John Caulfield
Name: John Caulfield
Title: Vice President
ROLLING MEADOWS STATION LLC,
a Delaware limited liability company

By: /s/ John Caulfield
Name: John Caulfield
Title: Vice President
ROLLING MEADOWS STATION II LLC,
a Delaware limited liability company

By: /s/ John Caulfield
Name: John Caulfield
Title: Vice President

ORANGE GROVE STATION LLC,
a Delaware limited liability company

By: /s/ John Caulfield
Name: John Caulfield
Title: Vice President
ST. CLOUD STATION LLC,
a Delaware limited liability company

By: /s/ John Caulfield
Name: John Caulfield
Title: Vice President
ALBERTVILLE STATION LLC,
a Delaware limited liability company

By: /s/ John Caulfield
Name: John Caulfield
Title: Vice President

ADMINISTRATIVE
AGENT:            WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Scott S. Solis
Name: Scott S. Solis
Title: Managing Director

LENDERS:            WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Scott S. Solis
Name: Scott S. Solis
Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By: /s/ Paul Choi
Name: Paul Choi
Title: Executive Director

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Gary J. Katunas
Name: Gary J. Katunas
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Sarah Jo Smith
Name: Sarah Jo Smith
Title: Vice President

FIFTH THIRD BANK,
as a Lender

By: /s/ Michael P. Perillo
Name: Michael P. Perillo
Title: Vice President